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               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                   AS ADOPTED PURSUANT TO SECTION 906 OF THE
                          SARBANES-OXLEY ACT OF 2002


   In connection with the Annual Report for Schwab Family of Funds ("issuer") on Form N-CSR for the period ended December 31, 2003 ("periodic report"), I, Randall W. Merk, President and Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

   (1) The periodic report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

   (2) The information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of the issuer for the period presented therein.

   /s/ Randall W. Merk                         Date: February 12, 2004
   -----------------------------                     ---------------------
   Randall W. Merk
   President and Chief Executive
   Officer

   /s/ Tai-Chin Tung                           Date: February 12, 2004
   -----------------------------                     ---------------------
   Tai-Chin Tung
   Treasurer and Principal Financial
   Officer


THIS CERTIFICATION IS BEING FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION SOLELY PURSUANT TO 18 U.S.C. SECTION 1350 AND IS NOT BEING FILED AS PART OF THE FORM N-CSR WITH THE COMMISSION.